UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): June 14, 2017

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Valeant Pharmaceuticals International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

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British Columbia, Canada	001-14956	98-0448205
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2150 St. Elzéar Blvd. West Laval, Quebec Canada H7L 4A8
(Address of Principal Executive Offices)(Zip Code)
514-744-6792
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2017, the board of directors (the “Board”) of Valeant Pharmaceuticals International, Inc. (the “Company”) increased the number of directors of the Board from ten to eleven. In addition, on June 14, 2017, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board appointed John A. Paulson a director of the Board. Mr. Paulson’s current term as director will expire at the Company’s 2018 annual shareholder meeting or upon his removal or resignation from the Board, whichever is earliest.

Mr. Paulson is the president of Paulson & Co., Inc., a New York-based investment firm.

Mr. Paulson will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices, as described in the Company’s Management Proxy Circular and Proxy Statement filed with the Securities and Exchange Commission on March 23, 2017. There are no arrangements or understandings between Mr. Paulson and any other persons pursuant to which Mr. Paulson was selected as a director, and there have been no transactions since the beginning of the Company’s last fiscal year, or are currently proposed, regarding Mr. Paulson that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Paulson has not yet been named to any committees of the Board and, as of the date hereof, it has not been determined to which committees of the Board, if any, Mr. Paulson will be named.

A copy of the press release, dated June 19, 2017, announcing the appointment of Mr. Paulson to the Board is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
99.1	Press Release announcing the appointment of John A. Paulson to the Board of the Company, dated June 19, 2017.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Christina Ackermann
	Name:	Christina Ackermann
	Title:	Executive Vice President and General Counsel

Date: June 19, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release announcing the appointment of John A. Paulson to the Board of the Company, dated June 19, 2017.

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